Exhibit 99.2


                               Hexcel Corporation
                  Net Sales by Product Group and Market Segment
               For the Quarters Ended September 30, 2006 and 2005,
                       and the Quarter Ended June 30, 2006
--------------------------------------------------------------------------------

                                        Commercial                     Space &
(In millions)                           Aerospace     Industrial       Defense      Electronics       Total
-------------------------------------------------------------------------------------------------------------
Third Quarter 2006

Reinforcements                           $  20.4        $  26.1        $     -         $ 12.7        $  59.2
Composites                                 106.1           50.4           44.9              -          201.4
Structures                                  23.4              -            5.1              -           28.5
-------------------------------------------------------------------------------------------------------------
Total                                    $ 149.9        $  76.5        $  50.0         $ 12.7        $ 289.1
                                              52%            26%            17%             4%           100%
=============================================================================================================


Second Quarter 2006

Reinforcements                           $  21.5        $  32.0        $     -         $ 13.0        $  66.5
Composites                                 116.9           56.6           49.4              -          222.9
Structures                                  21.8              -            4.8              -           26.6
-------------------------------------------------------------------------------------------------------------
Total                                    $ 160.2        $  88.6        $  54.2         $ 13.0        $ 316.0
                                              51%            27%            17%             4%           100%
=============================================================================================================

Third Quarter 2005

Reinforcements                           $  16.7        $  40.3        $     -         $ 12.4        $  69.4
Composites                                  92.3           48.4           46.1              -          186.8
Structures                                  15.8              -            4.6              -           20.4
-------------------------------------------------------------------------------------------------------------
Total                                    $ 124.8        $  88.7        $  50.7         $ 12.4        $ 276.6
                                              45%            32%            18%             4%           100%
=============================================================================================================


Year to Date September 30, 2006

Reinforcements                           $  59.8        $  94.7        $     -         $ 39.8        $ 194.3
Composites                                 338.5          158.1          142.3              -          638.9
Structures                                  65.0              -           13.9              -           78.9
-------------------------------------------------------------------------------------------------------------
Total                                    $ 463.3        $ 252.8        $ 156.2         $ 39.8        $ 912.1
                                              51%            28%            17%             4%           100%
=============================================================================================================


Year to Date September 30, 2005

Reinforcements                           $  52.5        $ 126.4        $     -         $ 44.6        $ 223.5
Composites                                 298.8          153.9          143.3              -          596.0
Structures                                  48.6              -           10.4              -           59.0
-------------------------------------------------------------------------------------------------------------
Total                                    $ 399.9        $ 280.3        $ 153.7         $ 44.6        $ 878.5
                                              46%            32%            17%             5%           100%
=============================================================================================================